SIGNIFICANT EVENTS DURING AND AFTER THE REPORTING PERIOD	12 Months Ended
Dec. 31, 2018
Disclosure of non-adjusting events after reporting period [abstract]
SIGNIFICANT EVENTS DURING AND AFTER THE REPORTING PERIOD
NOTE 21  -     SIGNIFICANT EVENTS DURING AND AFTER THE REPORTING PERIOD

a.	On January 1, 2018, Mr. Michael Luboschitz was appointed as the CEO of the parent Company and of the Company.

b.
On January 18, 2018, the Tel Aviv District Attorney’s Office (Taxation and Economics) served indictments against Alexander Granovskyi and Gregory Gurtovoy, former (indirect) controlling shareholders and office holders of the parent Company and of companies under its control and against Joseph Schneerson, former officer holder of the parent Company and of companies under its control (hereinafter jointly: “the Defendants”).

The Defendants are accused of offenses of theft by manager, fraudulent receipt of goods or services under aggravated circumstances, fraud and breach of trust in a corporation, false registration in corporate documents, reporting offenses under the Securities Law, non-compliance with the provisions of the Securities Regulations with the intent of misleading a reasonable investor and offenses under Section 4 of the Prohibition on Money Laundering Law.

As mentioned above, the Defendants were former (indirect) controlling shareholders through their control in B.G.I or senior office holders in, among others, BGI and B.S.D., the parent Company and the company. Under the pretext of depositing the said companies’ funds with different banks abroad, the Defendants agreed with the said banks that the companies’ funds shall be used to secure loans to be extended to foreign private companies related to the Defendants. Under the indictment, approximately $60 million of the said companies’ funds (mostly BGI and B.S.D) were extracted in this manner. A total of $3 million out of the said amount was transferred in January 2016 from a company controlled by the company to an investment that was recorded in the Company’s accounts as an investment in bonds of a hotel in the Czech Republic, while the investment was actually used to secure the repayment of a loan extended to a company, which is related to Granovskyi and Gurtovoy.

The Investment was carried out by W. Capital Ltd. (Former: "B.H.W.F.I. Ltd"), a wholly owned subsidiary of the Company (“W. Capital”), pursuant to subscription forms to purchase 300 bonds (225 actually purchased) with a nominal value of USD 10,000 each (“Subscription Forms”). The Bonds bear an annual interest rate of 6%, payable semi-annually on June 30 and December 31 of each year as of the issue date until the final maturity date of December 31, 2018. The issuer has the right to repay the Bonds with prior notice of 30 days without penalty. On June 30, 2016, the Issuer paid the first interest on account of the bond actually purchased by W. Capital in accordance with the terms thereof.

On December 30, 2016, W. Capital and the Issuer signed an agreement (the “Agreement”) for an early redemption of the bonds for a total of USD 1.8 million that was to be paid by February 15, 2017.  Similarly, as part of the terms of the Agreement, the Issuer waived all its claims against W. Capital, including an alleged obligation to make an additional investment in bonds up to an aggregate amount of USD 5 million (as stated above, an amount of USD 2.25 million was invested in the past).

On March 21, 2017, a first payment in the amount of USD 200 thousand was received. In view of the uncertainty relating to the collection of the remaining balance of the debt, the Company recorded a loss of USD 1.6 million in the financial statements for the year 2016.

On July 6, 2017, a second payment in the amount of USD 400 thousand was received and therefore the Company recorded in its financial statements a finance income at an amount equal to the amount of the Second Payment.

On March 26, 2018, a third payment in the amount of USD 1,145 thousand was received by the Company, and therefore, the Company recorded in its financial statements a finance income at an amount equal to the amount of the third Payment.

c.
Further to the above, on January 7, 2019, the Court was served with a plea agreement under an amended indictment (hereafter – the “Plea Agreement"), which was approved by the Tel Aviv-Jaffa District Court. Under the Plea Agreement, Gregory Gurtovoy and Joseph Schneerson were convicted of offenses of aiding theft by manager, fraud and breach of trust in a corporation, false registration in corporate documents, multiple offenses pursuant to Section 423 of the Penal Law, non-compliance with the provisions of Section 36 of the Securities Law, 1968 (hereafter – the “Securities Law”), the annual reports regulations and the immediate reports regulations; fraudulent receipt of goods or services under aggravated circumstances pursuant to Section 415 of the Penal Law and offenses of managers in a corporation. Furthermore, the Plea Agreement includes a 36-month imprisonment to Joseph Schneerson and 31-month imprisonment to Gregory Gurtovoy. Furthermore, Gregory Gurtovoy will also pay a fine of NIS 1.2 million.

d.
On February 24, 2016, a motion to certify a derivative action (hereinafter - the “Motion”) was received at the parent Company’s offices. The Motion was filed with the District Court (Economic Department) in Tel Aviv by Yaad Peer Management Services Ltd. (hereinafter - the “Applicant”), that holds shares of the parent Company. The motion was filed against all directors and office holders in the Company. The parent Company and the company were added as respondents to the Motion.

The Motion deals with the Applicant’s claim for damages suffered by the parent Company, which is estimated by the Applicant, as of the filing of the Motion, at approximately $ 3 million, due to an alleged violation of the directors’ and officers’ fiduciary duty, duty of care and duty of expertise towards the parent Company in connection with a $3 million investment in a company registered in the Czech Republic and which holds an inactive hotel in the Czech Republic. According to the Applicant, the investment is not related in any way to the activity of the Company and is probably used to assist the controlling shareholder of the parent Company in other matters or to cover his other obligations.

As a result of the investigation that was conducted by the Securities Authority (the "Authority"), inter alia, regarding matters that have arisen as part of this litigation, restrictions were imposed as part of this investigation that prevent the former parent Company office holders, who are respondents to the Motion, from conversing with the attorneys of the parent Company. As part of the Motion – the date for submission of the parent Company’s response to the Motion has been postponed. On September 27, 2016, the Authority filed a notice updating the Court, in which it requested that the restrictions that it imposed remain in effect for further 6 months. On October 5, 2016, the parent Company filed a response to the Authority's update notice, in which it requested an extension of the deadline for submission of the parent Company's response to the Motion to 60 days after the restrictions imposed by the Authority are removed. On January 22, 2017, the Court ruled that in light of the restrictions placed by the Authority, at this stage, the deadline for filing of the parent Company's response must be postponed. On May 10, 2017 after the court re-considered the Applicant's claim, the Court decided that the deadline for filing of the parent Company’s response will be at least 60 days from the date on which the restrictions imposed by the Authority are removed. On July 2 2017, the Authority informed the Court that the restrictions have not yet been removed. On July 3, 2017, the Court ruled that the Authority will file a further update to its notice until September 15, 2017. On September 14, 2017, the Authority filed an update notice to the Court, to the effect that the restrictions had not yet been removed. On September 14, 2017, the Court ruled that the Authority would file an additional update to the Court until December 7, 2017.

At the beginning of January 2018, the Authority filed a notice stating that the respondents to the Motion may reply to the Motion, provided that no meetings will be held with the attorneys that are attended by more than one person who is subject to restrictions as part of the criminal proceedings. On January 11 2018, the Court instructed the respondents to reply to the Motion within 60 days, i.e., no later than March 20, 2018.

On January 15, 2018, the Authority served indictments against Alexander Granovskyi, Gregory Gurtovoy and Joseph Schneerson.

On February 18, 2018, some of the respondents filed an application for stay of proceedings relating to the Motion, until the finalization of the criminal proceedings, and alternatively until all restrictions, which were placed on the respondents by the Authority are removed.

On February 26, 2018, the said respondents filed an application for deferral of the date of filing the reply to the Motion to 60 days after the issuance of a ruling in the application for stay of proceedings or after removal of all restrictions placed by the Authority as described above.

In its ruling from February 26, 2018, the court granted the extension as above.

On March 4, 2018, the Company filed a notice stating that it does not oppose to the motion and that the Court should rule according to its discretion.

On April 12, 2018, the Authority filed a notice stating that it has decided not to express its opinion regarding the Motion.

e.
On August 16 2018, the company filed a notice whereby it intends to lodge a lawsuit against the office holders in connection with the events which are the subject matter of the derivative action and therefore it is no longer needed to discuss the motion to approve a derivative action. In view of company's notice, the said motion was stricken out and by a court ruling on October 4, 2018 and the case was closed.

f.
Further to what is described in legal section e above, on November 4, 2018 the company filed a NIS 4,183,208 lawsuit against the Company’s former controlling shareholder – Mr. Gregory Gurtovoy and against five (former) Company directors and senior office holder - Israel Joseph Schneerson, Pavel Buber, Iram Ephraim Graiver. Ilan Menachem Admon and Zalman Vigler (hereafter jointly: the “Defendants”).

According to the company, the Defendants conspired to cause the use of millions of NIS of the company funds as collaterals to loans extended to foreign private companies related to the Company’s controlling shareholders on dates which are relevant to the lawsuit without obtaining the required approvals from the Company’s organs and without issuing the required report to Company’s shareholders.

The lawsuit is based on the claim that an agreement signed by the company, whereunder it has allegedly invested in the bonds of a Czech company, is not a genuine agreement; rather, it is claimed, the purpose of the agreement was to assist the then controlling shareholders (Gregory Gurtovoy and others) to secure private loans extended by the Austrian bank Meinl, while using the company's funds for their concealed and inappropriate purposes.

The company demands that the Defendants compensate it for the funds that were not refunded to the company (in NIS values) plus a compensation at the rate of the alternative yield and a compensation equal to the amounts paid by the company to enable the refund of the funds.

A preliminary hearing was held on January 31, 2019 at the Central District Court. During the hearing, the parties were given procedural directives and a further preliminary hearing was scheduled for May 13, 2019.

On 24.1.2019 the Defendants filed statements of defense, various motions (to dismiss in limine and/or delay the proceedings) and a counterclaim against willi-food and against the Company as part of this proceeding.

In their counterclaim the Defendants claims that they are entitled for funding of their legal defense and/or for indemnification and exemption from the Company in respect of the lawsuit and request the Court to order the Company to fund their legal defense against the company’s lawsuit.

Since the Defendants are accused of breaching their fiduciary duty to the Company, company’s management is of the opinion that their claims on this matter will be rejected. In view of the preliminary stages of the proceedings the company’s chances of prevailing in the lawsuit could not be assessed.

g.
On July 23, 2017, Mr. Iram Graiver, former CEO of the Company and Willi-Food (hereinafter - “Mr. Graiver”) filed a lawsuit to the Regional Labor Court in Tel Aviv Jaffa (hereinafter - “the Labor Court”) claiming payment of social rights and different compensations at the total amount of NIS 2,377,305 (USD 634 thousand). On November 26, 2017, the Company filed a statement of defense. On July 27, 2017, the company filed a lawsuit to the Labor Court against Mr. Graiver, demanding that he repays funds that he has taken unlawfully from the Company, amounting to NIS 1,694,325 (USD 452 thousand). According to the Company, throughout his term of employment as an office holder in the Company, the defendant has unlawfully taken from the company salary, bonus in respect of 2016 and reimbursement of expenses. According to the Company, Mr. Graiver has done so while breaching his fiduciary duty and his duty of care towards the Company as well as the cogent provisions of the Companies Law, 5759-1999, whereby it is mandatory that payments of the type taken from the Company by Mr. Graiver are approved by the General Meeting of the Company’s shareholders; according to the Company, Mr. Graiver has not obtained such an approval. On November 26, 2017, Mr. Graiver filed a statement of defense. On November 2, 2017, a resolution was issued to join the hearings pertaining to the two proceedings described above. A preliminary hearing was held on March 7, 2018. The parties are in the process of document discovery and review. Proof hearings were held for December 18, 2019 and January 15, 2020. At this preliminary stage of the proceedings, it is not yet possible to assess the result of the proceedings.

h.
A lawsuit and a motion to approve it as class action was filed on January 3, 2018, against the company and another company to the Tel Aviv District Court for allegedly not complying with the food labelling regulations in connection with one of its products thereby misleading its customers. At this stage the amount of the lawsuit is NIS 2.7 million, since the plaintiff does not have sufficient data regarding the amount of the damage. The Company and the plaintiff reached a compromise agreement whereby the plaintiff will withdraw the lawsuit and it will be stricken out at a cost which is immaterial to the Company. On July 18, 2018, the Court approved the compromise agreement and struck out the lawsuit.

i.
A lawsuit and a motion to approve it as class action was filed on March 26, 2018 against the company to the Tel Aviv District Court for allegedly breaching some of its consumer protection duties in connection with one of its products, thereby misleading its customers. At this stage, the amount of the lawsuit is NIS 2.7 million, since the plaintiff does not have sufficient data regarding the amount of the damage. A preliminary hearing was scheduled for December 19, 2018. In view of the preliminary stage of the proceedings, it is not yet possible to assess the result of the lawsuit.

j.
A lawsuit and a motion to approve it as class action was filed on July 22, 2018, against Gold Frost Ltd (through the company.) (hereafter – “Gold Frost”) and eight other companies to the Jerusalem District Court for allegedly not complying with the food labelling regulations in connection with one of its products and thereby misleading consumers. At this stage the amount of the lawsuit is NIS 4 million, since the plaintiff does not have sufficient data regarding the amount of the damage. On November 16 2018, the plaintiff filed a motion to withdraw the lawsuit, including payment compensation and attorneys’ fees at amounts that are immaterial to the Company. As of the date of this report, the Court has not yet issued a ruling approving the withdrawal of the lawsuit.

k.
In January 2015, a lawsuit was lodged in the court of first instance in Valencia, Spain against Gold Frost Ltd. (hereinafter – “Gold Frost”) and against the Company (hereinafter – “the Companies”) by a Spanish food manufacturer (hereinafter – “the Plaintiff”), with whom the Companies entered into an agreement for the production of Kosher food products in Spain and for the sale of these products by Gold Frost. The lawsuit was lodged in connection with a financial dispute in respect of a debt which was allegedly not paid to the Plaintiff; the Plaintiff also demands that the Companies compensate it for products it had produced and which, according to the statement of claim, were not collected by the Companies, and as a result the Plaintiff had to destroy them.

On July 7, 2015, the Companies were served by post with judicial documents in the Spanish language. These judicial documents pertained to service of a legal procedure in the court of first instance in Valencia.

A further service of process was carried out in December 2015. In this case as well, the judicial documents were in the Spanish language.

On March 3, 2016, the court of first instance in Valencia, Spain approved the lawsuit against the Companies in an ex parte proceeding and ruled payment by the Companies of app. Euro 530 thousand (hereinafter – “Spanish Ruling”).

In April 2016, the Companies received the Spanish Ruling in the Spanish language as well as a translation of the Spanish Ruling into English. In December 2017, an enforcement order in the Spanish language was received at the Company’s offices. In the order, which was issued on November 22, 2017, the Companies are asked to provide details of assets and/or bank accounts for the purpose of enforcing the ruling in Spain.

On October 1 2018, the parties signed a compromise agreement whereby Gold Frost shall pay a total of Euro 150 thousand in consideration for the withdrawal of all of the Plaintiff’s claims against it. In October 22 2018, the court of first instance in Valencia approved the compromise agreement as a Court ruling.

l.
On June 4 2018, the independent auditors of Willi Food parent company B.S.D, and the company – the accounting firm Deloitte (Brightman Almagor) - announced the termination of its work as the independent auditor of the company, following the decision of the Board of Directors of B.S.D to file a lawsuit against the independent auditor of the company and others in a motion to approve a derivative action that was filed in July 2016 by shareholders of B.S.D against B.S.D, the former controlling shareholders, executives and directors in B.S.D and against B.S.D’s independent auditor. According to the notice issued by the independent auditor, such a legal dispute undermines the independent auditor’s independence.

m.
On October 21, 2017, the Company announced that Gold Frost Ltd., a wholly owned subsidiary of the Company (hereinafter – “Gold Frost”) received a notice from Arla Foods Amba (hereinafter - "Arla"), a material supplier of the Group in the field of dairy and dairy substitute products (hereinafter – “the Supplier”), whereby the Supplier decided not to renew the exclusive distribution agreement with Gold Frost, which is expected to expire on December 31, 2017. The end of the engagement with this distributor may have a material negative impact on the Group’s operating results.

Representatives of Gold Frost and the Supplier have met and reached agreements to the effect that the Supplier will continue supplying to Gold Frost products that will be sold by Gold Frost until October 2018.

Further to this announcement, the Company entered into engagements with several European dairies for the supply of a range of dairy products that will replace the products that were supplied by Arla. In August 2018, the Company launched a line of dairy products under independent brand “Euro Diary Europe”.

n.
On November 14, 2018, G. Willi-Food’s Board of Directors decided to enter into the field of non-bank credit (“extending credit”). The company's Board of Directors has instructed the company management to obtain a license to act as non-bank credit provider according to the Supervision of Financial Services (Regulated Financial Services) Law, 2016.

The Company is of the opinion that the credit extension activity will be funded from the company own resources and the credit extension activity will be carried out in addition to the Company’s existing activities of importing, marketing and distributing food products.

In February 2019, the company extended a first loan totaling NIS 18 million through W.F.D (Import, Marketing and Trading) its wholly-owned and controlled subsidiary, which is expected to be charged with the credit extension activity.

o.
On October 29, 2009, the Company and the subsidiary Gold-Frost Ltd. (hereafter – the “Companies”) filed to the Rishon-LeZion Magistrates Court a lawsuit demanding the refund of import permit fees at the total amount of approximately NIS 1.3 million. The fees were paid to the Ministry of Health in respect of early registration for food import permits with the national food service between the years 2002-2009; the Companies claim that those fees were collected unlawfully.

In a ruling issued on May 13 2015, the Rishon-LeZion Magistrates Court accepted the position of the Companies to the effect that the fees in respect of early registration for food import permits were collected unlawfully and that the Companies and other food importers have an independent cause to demand the repayment of the fees that were paid, by virtue of the Unjust Enrichment Law, 1979 (hereafter – the “Law”). In addition, a partial exemption from refund was determined in accordance with Section 2 of the Law in respect of an amount equivalent to 30% of the amounts of fees claimed and proven, due to the Ministry of Health’s mechanism for regulating imported food, which granted the Companies protection from criminal and civil lawsuits in respect of damage caused to consumers from damaged imported food. As a result of the ruling, the Company received in 2015 a total of approximately NIS 1.1 million.

After the Ministry of Health appealed against the ruling, on 19.4.17 a partial ruling was issued that upholds the rulings of the Magistrates Court unchanged in connection with the refund of fees and the rate of fees to be refunded; however, the question relating to the threshold for proving the damage remained outstanding.

On November 15 2015, the Companies filed a second lawsuit against the Ministry of Health for the refund of early registration fees for food import permits at the total amount of approximately NIS 2 million, which were paid by the Companies in 2009-2016. This lawsuit is pending until the appeal against the ruling in the first lawsuit is resolved.

On December 1 2013, the Companies filed to the Rishon-LeZion Magistrates Court a lawsuit against the Ministry of Health, demanding the refund of customs clearance fees at the total amount of approximately NIS 2.1 million. The fees were paid to the Ministry of Health in respect of clearance of food products from the port, which, according to the Companies, was in effect carried out by the Customs Authorities and therefore the fees were collected unlawfully.

The parties agreed to enter into a mediation process on all issues included in the appeal and the three pending lawsuits. In December, the mediator sent to the parties a suggested compromise plan. As of the date of publication of this report, the Companies are negotiating the compromise according to the plan issued by the mediator together with other importers of food products, which lodged lawsuits against the Ministry of Health in respect of the issue in question.

In the opinion of the Companies legal advisors, even if a compromise is not reached by the parties as part of the mediation process, the Companies’ chances of prevailing in the lawsuit are higher than 50%.

As of the date of this report, the Company did not recognize a contingent asset in its financial statements regarding the lawsuits aforementioned.